AGREEMENT TO CONVERT DEBT


     THIS AGREEMENT is made and entered into this 30th day of September, 1995, by and between INTELLIGENT FINANCIAL HOLDING CORPORATION, a Colorado corporation ("IFHC" or the "Company"), and REDWOOD MICROCAP FUND, INC., a Colorado corporation ("Redwood" or "Claimant").

                                  WITNESSETH

     WHEREAS, IFHC has an outstanding account with or is otherwise obligated to Claimant in the particulars hereinbelow set forth; and

     WHEREAS, IFHC desires to satisfy that obligation by the issuance to Claimant of shares of its $.004 par value Common Stock (the "Shares"); and

     WHEREAS, Claimant is willing to accept said Shares in lieu of cash or money payment of IFHC's obligation to it;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinbelow set forth, and for such good and other valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the parties agree as follows:

SECTION I.:   CONVERSION OF DEBT
--------------------------------
        A. Claimant and IFHC affirm and agree that as of the date of this Agreement, IFHC or its affiliates or subsidiaries is indebted to Claimant in the principal amount of $180,000.00 together with all accrued and unpaid interest thereon (the "Indebtedness").

        B. Subject to, among other things, the grant and issuance of the Shares pursuant to the terms hereof, Claimant, for its self, successors in interest and assigns, hereby agrees to accept 150,000 Shares (the "Conversion Shares") in full satisfaction and payment of the Indebtedness.

        C. Claimant agrees that upon the issuance of the Conversion Shares, Claimant, for itself, successors in interest and assigns, shall be deemed to have released and forever discharged IFHC, its officers, directors, shareholders, affiliates, employees and agents, from any liability, payment or obligation whatsoever in connection with or arising out of the Indebtedness. Claimant's acceptance of such Shares shall constitute a full and complete release, settlement and discharge of any of IFHC's obligation to Claimant, in connection with the Indebtedness, without the necessity of Claimant executing any further documentation, release or settlement agreement; it being the express understanding of the parties hereto that this Agreement, upon its performance, shall constitute such evidence of release and discharge.

        D. With respect to accepting the Shares in lieu of other forms of payment of the Indebtedness, Claimant represents and warrants as follows:

              1. Claimant fully understands that the number of Shares to be granted in satisfaction of the Indebtedness was arbitrarily determined without regard to any value of the Shares or the shares of Common Stock issuable upon exercise of the Shares.

              2. Claimant fully understands that the issuance of the Shares shall be made only pursuant to an effective Registration Statement to be filed by the Company under the Act and the delivery by the Company of a Prospectus conforming to the requirements of Section 10(a) of the Act (the "Prospectus").

              3. The Claimant will accept the Shares in satisfaction of the Indebtedness, subject to all of the risk factors and other disclosures more fully set forth by the Company in the Prospectus.

SECTION II.:  REPRESENTATIONS AND WARRANTIES BY IFHC
----------------------------------------------------
        IFHC represents and warrants to Claimant that, as of the date of this Agreement, and as of the date of closing:

        A.    ORGANIZATION AND CORPORATION POWER.
              -----------------------------------
              The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Colorado; and has all required corporate power and authority to own its property and to carry on its business as now being conducted, and to carry out the transactions contemplated hereby.

        B.    AUTHORIZATION.
              --------------
              1. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, violate any provision of any charter, by-law, mortgage, lien, lease, agreement, contract, instrument, order judgment, or decree to which the Company is a party, or by which it is bound, and will not violate any other restriction of any other kind or character of which Company is subject.

              2. The Board of Directors of the Company has taken or will take all action required by law, the Company's Articles of Incorporation and By-Laws, or otherwise, to authorize execution and delivery of this Agreement, the Shares and the consummation of the transactions described herein.

              3. This Agreement, upon execution and delivery in accordance herewith, is the valid and binding obligation of the Company, enforceable in accordance with its terms, subject to the terms of bankruptcy and similar laws, and any rules and regulations adopted thereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate and other action.

        C.    CAPITALIZATION.
              ---------------
              There are sufficient authorized shares of Common Stock of the Company to cover the issuance of all shares to be issued and sold pursuant to this Agreement. There are no restrictions on the transferability of shares of the Company's Common Stock imposed by or pursuant to the Company's Articles of Incorporation, as amended, or the Company's By-Laws, or by agreement to which the Company is a party, except for restrictions imposed by or on account of federal and state securities laws. The common shareholders of the Company have no preemptive rights with respect to the issue or sale of the Company's Common Stock.

SECTION III.: MISCELLANEOUS
---------------------------
        A.    PAYMENT OF EXPENSES OF PREVAILING PARTY IN DISPUTE.
              ---------------------------------------------------
              Unless otherwise specifically provided for herein, in the event that there is a dispute concerning this Agreement, including, without limitation, the issue of compliance with any term of this Agreement, the court may in its discretion, direct that the prevailing party shall be entitled to reimbursement from the other party of reasonable attorneys' fees and other expenses incurred in resolving the said dispute.

        B.    SURVIVAL AND INCORPORATION OF REPRESENTATIONS.
              ----------------------------------------------
              The representations, warranties, covenants and agreements made herein or in any certificates or documents executed in connection herewith shall survive the execution and delivery thereof, and all statements contained in any certificate or other document delivered by the Company hereunder or in connection herewith shall be deemed to constitute representations and warranties made by the Company in this Agreement.

        C.    AMENDMENTS AND WAIVERS.
              -----------------------
              This Agreement may not be amended, nor may compliance with any term, covenant, agreement, condition or provision set forth herein be waived (either generally or in a particular instance and either retroactively or prospectively) unless such amendment or waiver is agreed to in writing by all parties hereto.

        D.    GOVERNING LAW.
              --------------
              This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Colorado.

        E.    COUNTERPARTS.
              -------------
              This Agreement may be executed by telex, telecopy or other facsimile transmission, and such facsimile transmission shall be valid and binding to the same extent as if it were an original. Further, this Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall together constitute one agreement.

        F.    SEVERABILITY.
              -------------
              Wherever there is any conflict between any provision of this Agreement and any statute, law, regulation or judicial precedent, the latter shall prevail, but in such event the provisions of this Agreement thus affected shall be curtailed and limited only to the extent necessary to bring it within the requirement of the law. In the event that any part, section, paragraph or clause of this Agreement shall be held by a court of proper jurisdiction to be invalid or unenforceable, the entire Agreement shall not fail on account thereof, but the balance of the Agreement shall continue in full force and effect unless such construction would clearly be contrary to the intention of the parties or would result in unconscionable injustice.

        G.    ENTIRE AGREEMENT.
              -----------------
              This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof. There are no representations, warranties, conditions, or obligations except as herein specifically provided. Any amendment or modification hereof must be in writing.

     IN WITNESS WHEREOF, the parties have signed the Agreement the date and year first above written.


                                   INTELLIGENT FINANCIAL HOLDING CORPORATION, a
                                   Colorado corporation
Attest:


_______________________________    By:  ______________________________________
Secretary


                                   CLAIMANT:

                                   REDWOOD MICROCAP FUND, INC., a Colorado
                                   corporation
Attest:


________________________________   By: _______________________________________
Secretary